UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 3, 2021

EXACT SCIENCES CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware	001-35092	02-0478229
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5505 Endeavor Lane
Madison, WI  53719
(Address of Principal Executive Offices)(Zip Code)

Registrant’s telephone number, including area code:  (608) 284-5700

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	EXAS	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

5.03                    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On March 3, 2021, the Board of Directors of Exact Sciences Corporation (the “Company”) approved the Company’s Fifth Amended and Restated By-Laws (the “Fifth Amended and Restated By-Laws”), effective immediately. The Fifth Amended and Restated By-Laws amend and restate in their entirety the Company’s by-laws to, among other things, amend Article 1, Section 9 to provide for a majority voting standard in uncontested director elections. The Fifth Amended and Restated By-Laws provide that a director nominee will be elected by a majority of the votes cast in the election of such director, requiring that the number of votes cast “for” a director nominee exceed the number of votes cast “against” that director nominee. A plurality voting standard remains applicable to any contested election. Provisions establishing a majority voting standard for directors were previously set forth in the Company’s Corporate Governance Guidelines.

The foregoing summary of the Fifth Amended and Restated By-Laws does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Fifth Amended and Restated By-Laws, a copy of which is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated by reference into this Item 5.03.

8.01                    Other Events

Also on March 3, 2021, in connection with the approval of the Fifth Amended and Restated By-Laws, the Board of Directors of the Company adopted amendments to the Company’s Corporate Governance Guidelines. The amendments to the Corporate Governance Guidelines provide additional procedural detail with respect to an incumbent director who fails to receive the required number of votes for re-election in accordance with the Fifth Amended and Restated By-Laws, including that such director must, within five days following certification of the stockholder vote, tender his or her written resignation to the Chairman of the Board for consideration by the Corporate Governance and Nominating Committee and the Board, subject to the procedures set forth in the Corporate Governance Guidelines.

The complete Corporate Governance Guidelines, as amended, are available on the Company’s website at www.exactsciences.com under the heading “Investor Relations – Corporate Governance and Sustainability.”

9.01                     Financial Statements and Exhibits.

The exhibits to this Current Report on Form 8-K are listed below and incorporated herein by reference.

Exhibit No.	Exhibit Description

3.01	Fifth Amended and Restated By-Laws of Exact Sciences Corporation, dated March 3, 2021

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXACT SCIENCES CORPORATION

Date: March 3, 2021	By:	/s/ Jeffrey T. Elliott
Jeffrey T. Elliott
Chief Financial Officer

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